UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosures

As previously disclosed in a Current Report on Form 8-K filed on February 18, 2021, as amended on March 26, 2021, BorgWarner Inc., a Delaware corporation (the “Company”), entered into a Business Combination Agreement, dated February 15, 2021 (the “BCA”), by and among the Company, Blitz F21-842 AG, a stock corporation incorporated under the laws of Germany and a wholly-owned indirect subsidiary of the Company that is now known as “ABBA BidCo AG” (“BidCo”), and Akasol AG, a stock corporation incorporated under the laws of Germany (“Akasol”), pursuant to which the Company, indirectly through BidCo, made a voluntary public takeover offer within the meaning of Sections 29 para. 1, 34 of the German Securities Acquisition and Takeover Act for the purchase of up to all of the 6,061,856 non-par value bearer shares with a proportionate amount of €1.00 per share of the share capital of Akasol (each, an “Akasol Share” and collectively “Akasol Shares”) for cash consideration per Akasol Share of €120.00 (the “Offer”).

The additional acceptance period of the Offer expired at 24:00 hrs. (Frankfurt am Main local time) / 18:00 hrs. (New York City time) on May 26, 2021. The Offer has been accepted for a total of 5,400,025 Akasol Shares (the “Tendered Akasol Shares”), corresponding to approximately 89.08% of the share capital and the voting rights of Akasol. The Offer is expected to be settled on June 4, 2021 (“Offer Settlement”). The Company disclosed the number of Tendered Akasol Shares in an announcement published pursuant to the German Securities Acquisition and Takeover Act, Section 23 para. 1 sentence 1 no. 3. A nonbinding English translation of the announcement appears on the website relating to the Offer: https://abba-offer.com/download/companies/ma1051/1051_01pflicht/31052021_Announcement_23_1_1_3.pdf.

Following Offer Settlement, subject to approval of the shareholders at the Akasol annual general meeting on June 30, 2021, the Company expects to be represented with three of the five members of Akasol’s Supervisory Board. The Company will assess what additional actions, if any, it will take to achieve full control and ownership of Akasol including, without limitation, the delisting of Akasol Shares.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: June 2, 2021	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary